VARIABLE ANNUITY PORTFOLIOS

Smith Barney Small Cap Growth

Opportunities Portfolio

SUPPLEMENT DATED SEPTEMBER 28, 2004

TO THE PROSPECTUS DATED APRIL 29, 2004

The following information supersedes certain disclosure in the section of the fund’s Prospectus entitled “Principal Investment Strategies—Key Investments” and corresponding sections of the fund’s Statement of Additional Information:

Effective November 1, 2004, the fund listed above will consider small capitalization companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy.

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